SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

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UNIFIED SERIES TRUST
(Name of Registrant as Specified In Its Charter)

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UNIFIED SERIES TRUST

Sound Mind Investing Fund

Sound Mind Investing Balanced Fund

c/o Huntington Asset Services, Inc.

2960 North Meridian Street, Suite 300

Indianapolis, Indiana 46208

(877) 764-3863

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To Be Held            , 2013

Dear Shareholders:

The Board of Trustees of Unified Series Trust (the “Trust”) is holding a special meeting (“Special Meeting”) of shareholders of the Sound Mind Investing Fund (the “SMI Fund”) and the Sound Mind Investing Balanced Fund (the “Balanced Fund”) (each a “Fund” and collectively, the “Funds”), each a series of the Trust, on             ,             , 2013 at             .m.,             Time. The meeting will be held at the offices of the Trust’s Administrator, Huntington Asset Services, Inc., located at 2960 North Meridian Street, Suite 300, Indianapolis, IN 46208.

The Special Meeting is being held to obtain shareholder approval:

1.	With respect to each Fund, to reorganize the Fund from a series of the Trust to a series (“New Fund”) of Valued Advisers Trust (the “Reorganization”). The Reorganization is not expected to result in any change in the way the Funds are managed or in their investment objective, policies and strategies. The Funds’ fees and expenses are not expected to increase as a result of the Reorganization. The primary purpose of the Reorganization is to lower the gross operating expenses of the Existing Funds by moving the Existing Funds from UST to VAT, which offers a lower cost operating structure. Total expenses paid by the shareholders of the New Funds will not change. SMI Advisory Services, LLC (the “Adviser”) will continue as investment adviser for the New Funds and the persons responsible for the day-to-day management of the Funds will not change. The Reorganization is expected to be a reorganization for federal income tax purposes and therefore no gain or loss should be recognized by the Funds or their shareholders as a result of the Reorganization. Approval of the Reorganization is also an approval of each New Fund’s Advisory Agreement, the approval of the Sub-Advisory Agreement for the New Funds, and the carryover of amounts eligible for recoupment under the expense limitation agreement with respect to the Balanced Fund.

2.	To transact such other business as may properly come before the Special Meeting or any adjournments or postponements thereof.

The Trust has fixed the close of business on             , 2012 as the record date for determining shareholders entitled to notice of and to vote at the Special Meeting.

Each share of the Funds is entitled to one vote and a proportionate fractional vote for each fractional share held. You are cordially invited to attend the Special Meeting. To assure your representation at the meeting, please complete the enclosed proxy and return it promptly in the accompanying envelope or by facsimile, whether or not you expect to be present at the meeting. If you attend the meeting, you may revoke your proxy and vote your shares in person. It is very important that you return your signed proxy card promptly so that a quorum may be ensured and the costs of further solicitations avoided. As always, we thank you for your confidence and support.

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The Trust’s Board of Trustees has carefully reviewed the proposal and recommends that you vote “FOR” the proposal.

By Order of the Trust,

Tara Pierson

Secretary of the Trust

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            , 2012

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON             , 2013: This Notice, Proxy Statement and the Fund’s most recent Annual Report to shareholders are available on the internet at www.smifund.com.

UNIFIED SERIES TRUST

Sound Mind Investing Fund

Sound Mind Investing Balanced Fund

c/o Huntington Asset Services, Inc.

2960 North Meridian Street, Suite 300

Indianapolis, Indiana 46208

(877) 764-3863

QUESTIONS AND ANSWERS

YOUR VOTE IS VERY IMPORTANT!

Dated:             , 2012

Question:	What is this document and why did you send it to me?

Answer:	The attached document is a proxy statement for the Sound Mind Investing Fund and the Sound Mind Investing Balanced Fund (each an “Existing Fund”), each a series of Unified Series Trust (“UST”). The purpose of this Proxy Statement (the “Proxy Statement”) is to solicit votes from shareholders of the Existing Funds to approve the proposed reorganization of the Existing Funds into identically named funds (each a “New Fund”), each a newly created series of the Valued Advisers Trust (“VAT”) (the “Reorganization”) as described in the Agreement and Plan of Reorganization between UST and VAT (the “Plan”). The Proxy Statement contains information that shareholders of the Existing Funds should know before voting on the Reorganization. The Proxy Statement should be reviewed and retained for future reference.

Question:	What is the purpose of the Reorganization?

Answer:	The primary purpose of the Reorganization is to lower the gross operating expenses of the Existing Funds by moving the Existing Funds from UST to VAT, which offers a lower cost operating structure. As a series of UST, each Existing Fund retains various service providers who provide an array of day-to-day operational services to the Existing Fund. These services include custody, fund administration, accounting, transfer agency, distribution and compliance (“Third Party Service Arrangements”). SMI Advisory Services, LLC (“SMI”), the investment adviser to the Existing Funds, has determined that the Existing Funds could benefit from the lower cost operating structure of the VAT and, therefore, has recommended that the Existing Funds be reorganized as series of the VAT.

Currently, certain Third Party Service Arrangements are provided to UST by Huntington National Bank (custody), Huntington Asset Services, Inc. (administration, fund accounting and transfer agency), and Unified Financial Securities, Inc. (distribution). These service providers perform the same services for VAT, and therefore will continue on as service providers for the New Funds. The New Funds will be overseen by a different Board of Trustees, different legal counsel and a different chief compliance officer.

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Question:	How will the Reorganization work?

Answer:	In order to reorganize each Existing Fund as a series of the VAT, an identically named fund, referred to as the “New Fund,” has been created as a new series of the VAT. If shareholders of the Existing Fund approve the Plan, each Existing Fund will transfer all of its assets to the identically named New Fund in return for all of the then outstanding shares of the New Fund and the New Fund’s assumption of the Existing Fund’s liabilities. The Existing Fund will then distribute the shares it receives from the New Fund to shareholders of the Existing Fund.

Existing Fund shareholders will become shareholders of the New Fund. Immediately after the Reorganization, each shareholder will hold the same number of shares of the New Fund, with the same net asset value per share and total value, as the shares of the Existing Fund that he or she held immediately prior to the Reorganization. Immediately thereafter, each Existing Fund will be liquidated.

Please refer to the Proxy Statement for a detailed explanation of the proposal. If the Plan is approved by shareholders of each Existing Fund at the Special Meeting of Shareholders (the “Special Meeting”), the Reorganization presently is expected to be effective on or about             , 2013.

Question:	How will the Reorganization affect me as a shareholder?

Answer:	If you are a shareholder of an Existing Fund, you will become a shareholder of the identically named New Fund. You will receive the same number of shares of the New Fund as you held in the Existing Fund on the closing date of the Reorganization. The shares of the New Fund that you receive will have a total net asset value equal to the total net asset value of the shares you hold in the Existing Fund as of the closing date of the Reorganization. The Reorganization will not affect the value of your investment at the time of the Reorganization. The Reorganization is expected to be tax-free to each Existing Fund and its shareholders.

The Reorganization will not shift portfolio management oversight responsibility. By engaging SMI to manage the New Funds, the current investment adviser to the Existing Funds will continue to use the same portfolio management team that has been responsible for the Existing Funds since its inception. The investment objective and strategies of the New Funds will be substantially identical to those of the Existing Fund.

The Reorganization will not affect most other services currently provided to the Existing Funds’ shareholders because the service providers that provide the Third Party Service Arrangements are the same for the New Funds as for the Existing Funds, with the exception of the Existing Fund’s Legal Counsel and Chief Compliance Officer.

The Reorganization will move the assets of the Existing Funds from UST, which is an Ohio business trust, to the New Funds, series of VAT, which is organized as a Delaware statutory trust. As a result of the Reorganization, the New Funds will operate under the supervision of a different Board of Trustees. John C. Swhear, an officer of Huntington Asset Services, will serve as chief compliance officer of the VAT.

Question:	Who will manage the New Funds?

Answer:	SMI will continue to be responsible for overseeing the management of the New Funds, and the portfolio managers who are primarily responsible for the day-to-day portfolio management of the Existing Funds will continue to be responsible for the day-to-day portfolio management of the New Funds.

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Scout Investment, Inc., through its Reams Asset Management division, will continue to be responsible for the management of the fixed income portion of the New Balanced Fund, and the subadviser’s portfolio managers who are primarily responsible for the day-to-day fixed-income portfolio management of the fixed income portion of the Existing Balanced Fund will continue to be responsible for the day-to-day fixed income portfolio management of the New Balanced Fund.

Question:	How will the Reorganization affect the fees and expenses I pay as a shareholder of the New Funds?

Answer:	The Reorganization will not result in any increase in the advisory fees payable by the New Funds compared to the advisory fees currently incurred by the Existing Funds.

With respect to the overall operating expenses, the Reorganization is not expected to result in any increase in the net operating expense ratio of the New Funds compared to the current expense ratios of the Existing Funds. The primary purpose of the Reorganization is to lower the gross operating expenses of the Existing Funds by moving the Existing Funds from UST to VAT, which offers a lower cost operating structure. Total expenses paid by shareholders of the New Balanced Fund are not expected to change. Currently, SMI has contractually agreed to waive its fees and/or reimburse the Existing Funds for expenses through February 28, 2013, to the extent necessary so that total annual fund operating expenses of the shares do not exceed the annual rate of 1.50% with respect to the SMI Fund and 1.15% with respect to the Balanced Fund, excluding brokerage fees and commissions, borrowing costs (such as (a) interest expense and (b) dividends on securities sold short), taxes, extraordinary expenses, 12b-1 fees (if applicable), and any indirect expenses (such as fees and expenses of acquired funds) (the “Expense Cap”). The ratios of expenses to average net assets of the Existing funds as reflected in the unaudited financial highlights contained in the semi-annual report of the Existing Funds for the period ended April 30, 2012 were 1.16% (annualized) for the SMI Fund and 1.15% (annualized after fee waivers and expenses) for the Balanced Fund, of average daily net assets before the application of the Expense Cap. These expense ratios do not include fees and expenses of the underlying mutual funds acquired by the Funds. In conjunction with the Reorganization, SMI has agreed to extend for each New Fund the expense limitation arrangement through February 28, 2014 as described above.

Question:	What are the tax consequences of the Reorganization?

Answer:	UST has obtained an opinion of counsel that neither the Existing Funds nor their shareholders will recognize any gain or loss for federal income tax purposes as a direct result of the Reorganization. Shareholders should consult their tax adviser about possible foreign, state and local tax consequences of the Reorganization, if any, because the information about tax consequences in this document relates to the federal income tax consequences of the Reorganization only.

Question:	Will I be charged a sales charge or contingent deferred sales charge (CDSC) as a result of the Reorganization?

Answer:	No sales loads, commissions or other transactional fees will be imposed on shareholders in connection with the Reorganization.

Question:	Why do I need to vote?

Answer:	Your vote is needed to ensure that a quorum is present at the Special Meeting so that the proposal can be acted upon. Your immediate response on the enclosed Proxy Card will help prevent the need for any further solicitations for a shareholder vote, which would result in additional expenses. Your vote is very important to us regardless of the number of shares you own.

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Question:	How does the UST Board of Trustees (the “Board”) recommend that I vote?

Answer:	After careful consideration and upon recommendation of SMI, the Board unanimously recommends that shareholders vote “FOR” the Plan.

Question:	Who is paying for expenses related to the Special Meeting and the Reorganization?

Answer:	Huntington Asset Services, Inc., the VAT’s administrator, will pay all direct costs relating to the Reorganization, including the costs relating to the Special Meeting and the Proxy Statement.

Question:	What will happen if the Plan is not approved by shareholders?

Answer:	The consummation of a Reorganization of an Existing Fund into the VAT is contingent on approval of the Plan by the shareholders of the Existing Fund. Thus, if shareholders of an Existing Fund do not approve the Plan, the Fund will not be reorganized into the identically named New Fund and will remain as a series within UST. At that time, the Board of Trustees of UST will consider other options for the Fund.

Question:	How do I vote my shares?

Answer:	You can vote your shares by mail, telephone or internet by following the instructions on the enclosed proxy card. You can also vote your shares by attending the Special Meeting in person, at the time and place described on the proxy card.

Question:	Who do I call if I have questions?

Answer:	If you have any questions about the proposal or the proxy card, please do not hesitate to call (877) 764-3863.

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UNIFIED SERIES TRUST

Sound Mind Investing Fund

Sound Mind Investing Balanced Fund

c/o Huntington Asset Services, Inc.

2960 North Meridian Street, Suite 300

Indianapolis, Indiana 46208

(877) 764-3863

PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS

To Be Held             , 2013

Introduction

Unified Series Trust (the “Trust”) has called a special meeting (the “Special Meeting”) of the shareholders of the Sound Mind Investing Fund (the “SMI Fund”) and the Sound Mind Investing Balanced Fund (the “Balanced Fund”) (each a “Fund” and collectively, the “Funds”), each a series of the Trust, in order to seek shareholder approval of a proposal to reorganize (the “Reorganization”) each Fund from a series of the Trust to a corresponding and identically named series (each a “New Fund” and collectively, the “New Funds”) of Valued Advisers Trust (the “New Trust”). The Reorganization is not expected to result in any change in the way the Funds are managed or in the investment objective, policies and strategies of the Funds. Each Fund’s fees and expenses are not expected to increase as a result of the Reorganization. The primary purpose of the Reorganization is to lower the gross operating expenses of the Existing Funds by moving the Existing Funds from the Trust to Valued Advisers Trust (the “New Trust”), which offers a lower cost operating structure. Total expenses paid by shareholders of the New Funds are not expected to change. SMI Advisory Services, LLC (the “Adviser”) will continue as investment adviser for each New Fund and the persons responsible for the day-to-day management of each Fund will be the same as those who will be responsible for the day-to-day management of each New Fund. The Reorganization is expected to be a tax-free reorganization for federal income tax purposes and therefore no gain or loss should be recognized by the Funds or their shareholders as a result of the Reorganization. The Special Meeting will be held at the offices of the Trust’s Administrator, Huntington Asset Services, Inc., located at 2960 North Meridian Street, Suite 300, Indianapolis, IN 46208 at             .m.,             Time, on             ,             , 2013. This Proxy Statement and form of proxy are being mailed to shareholders of record on or about             , 2012.

Items for Consideration

The Special Meeting has been called by the Board of Trustees of the Trust for the following specific purposes:

1.	With respect to each Fund, to approve an Agreement and Plan of Reorganization, which provides for: (a) the transfer of all the assets and liabilities of the Fund, a series of the Trust, to the identically-named New Fund, which is a series of the New Trust, in exchange for shares of the New Fund; and (b) the distribution of the shares of the New Fund pro rata by the Fund to its shareholders, in complete liquidation of the Fund. Approval of the Agreement and Plan of Reorganization includes approval of each Fund’s Advisory Agreement (and Sub-Advisory Agreement with respect to the Balanced Fund) and the carryover of amounts eligible for recoupment under the Expense Limitation Agreement with respect to the Balanced Fund.

2.	To transact such other business as may properly come before the Special Meeting or any adjournments or postponements thereof.

Only shareholders of record at the close of business on             , 2012 (the “Record Date”) are entitled to notice of, and to vote at, the Special Meeting and any adjournments or postponements thereof.

At your request, the Trust will send you a free copy of the most recent audited annual report for the Funds. At your request, the Trust will send you a free copy of the Funds’ current prospectus and statement of additional information. Please call the Funds at
(877) 764-3863 or write to Huntington Asset Services, Inc., at 2960 North Meridian Street, Suite 300, Indianapolis, IN 46208 to request an annual report, a prospectus, a statement of additional information or with any questions you may have relating to the Proxy Statement.

PROPOSAL I

With respect to each Fund, to approve an Agreement and Plan of Reorganization, which provides for: (a) the transfer of all the assets and liabilities of the Fund, a series of the Trust, to the identically named New Fund, which is a series of the New Trust, in exchange for shares of the New Fund; and (b) the distribution of the shares of the New Fund pro rata by the Fund to its shareholders, in complete liquidation of the Fund (the “Reorganization”). Approval of the Reorganization includes approval of each Fund’s Advisory Agreement (and Sub-Advisory Agreement with respect to the Balanced Fund) and the carryover of amounts eligible for recoupment under the Expense Limitation Agreement with respect to the Balanced Fund.

SUMMARY OF PROPOSAL

Below is a brief summary of the Proposal and how it will affect the Funds and their shareholders. We urge you to read the full text of the Proxy Statement.

You are being asked to consider a reorganization of your Fund. Each Fund is currently a series of Unified Series Trust and offers one class of shares. If approved by shareholders of each Fund, each Fund will be reorganized into its corresponding and identically named New Fund, a newly created series of the New Trust. The Reorganization will not change the name, investment objective, investment strategies or investment policies of the Funds. Each Fund’s investment adviser (and, for the Balanced Fund, its sub-adviser) and portfolio managers will remain the same. Each Fund’s administrator, transfer agent, distributor, and custodian will remain the same. Each shareholder will own the same number of shares of the New Fund immediately after the Reorganization as the number of Fund shares with the same net asset value as is owned by the shareholder immediately prior to the Reorganization. The New Funds are expected to offer comparable mutual fund administration, custodial and distribution services as the Funds. The fees and expenses of the Funds are not expected to increase as a result of the Reorganization. The New Funds will have different trustees and a different chief compliance officer than the Funds, who will be responsible for overseeing the operations of the New Funds.

Pursuant to an Agreement and Plan of Reorganization, the Reorganization will be accomplished as follows with respect to each Fund: (a) the Fund will transfer all of its assets to the identically named New Fund, in exchange for shares of the New Fund and the New Fund will assume all of the liabilities of the Fund, and (b) the Fund will distribute the New Fund’s shares to its shareholders. Following the Reorganization, the Fund will be dissolved. A form of the Agreement and Plan of Reorganization is attached as Exhibit A (the “Reorganization Plan”).

Approval of the Reorganization with respect to a Fund will include approval of the Advisory Agreement between the New Trust and SMI Advisory Services, LLC (the “Adviser”) with respect to the Fund (and Sub-Advisory Agreement with respect to the Balanced Fund). Approval of the Reorganization with respect to the Balanced Fund will include approval of the carryover of $        , which was eligible for recoupment by the Adviser under the Expense Limitation Agreement between the Trust and the Adviser at the time of the Reorganization. That amount will be eligible for recoupment by the Adviser under the Expense Limitation Agreement between the New Trust and the Adviser, provided that such recoupment is made within three years and does not exceed the expense cap, and any recoupment must be approved in advance by the New Trust’s Board of Trustees.

The Board of Trustees of the Trust, including the Trustees who are not “interested persons” as that term is defined in the Investment Company Act of 1940 (“Independent Trustees”), considered the Reorganization Plan in the form attached to this Proxy Statement and the representations by the Adviser, the New Trust, and the Funds’ administrator as to the benefits of the Reorganization to the Funds and the Funds’ shareholders, and determined, based on such representations, that the Reorganization is in the best interest of each Fund and its shareholders, and that the interests of those shareholders will not be diluted as a result of the Reorganization because the costs of the Reorganization will be paid by the Funds’ administrator.

If the Reorganization Plan is not approved by shareholders of one or both Funds, then the Trustees of the Funds will consider other appropriate action, which may include reorganization of the Fund(s) into a stand-alone or other multi-series trust.

The following documents have been filed with the SEC and are incorporated by reference into this Proxy Statement:

•	Prospectus and Statement of Additional Information (“SAI”) for the Funds dated February 28, 2012; and

•	Annual Report to Shareholders of the Funds, including financial statements for the fiscal year ended October 31, 2012.

The most recent annual report of the Funds, including financial statements, for the fiscal year ended October 31, 2012, has been mailed previously to shareholders. If you have not received this report or would like to receive additional copies free of charge or would like to receive copies of the Prospectus and SAI free of charge, please contact the Funds at the address set forth on the first page of this Proxy Statement or by calling (877) 764-3863, and they will be sent to you within three business days by first class mail.

REASONS FOR THE REORGANIZATION

The Reorganization of the SMI and SMI Balanced Funds, each a series of the Trust, into identically-named New Funds that are series of the New Trust, was reviewed by the Trust’s Board of Trustees (the “Board”), with the advice and assistance of Trust counsel and independent legal counsel to the Independent Trustees, at special Board meetings held on December 5 and December 10, 2012. In connection with these meetings, the Board was provided with information by the President of the New Trust, the Funds’ Adviser and the Funds’ administrator, Huntington Asset Services, Inc. (the “Administrator”), including financial data, background materials, analyses and other information such as responses to specific requests and questions raised by independent legal counsel in advance of the meetings. The Board reviewed, evaluated and discussed the financial data, materials, analyses and information provided to it at its meetings that it considered relevant, including a memorandum prepared by the President of the New Trust describing the proposed Reorganization, the Administrator’s analysis of projected expense savings the Funds would experience as series of the New Trust, and a copy of the executive summary of the annual compliance review conducted by the New Trust’s Chief Compliance Officer of the New Trust’s compliance policies and procedures. The Board also reviewed a draft Agreement and Plan of Reorganization; a draft Plan of Liquidation for the Funds; an indemnification letter from the Adviser; a draft proxy statement to be sent to the Funds’ shareholders requesting approval of the Reorganization; and a draft supplement to the Funds’ prospectus describing the proposed Reorganization.

In their deliberations, the Board members relied on the materials, presentations and representations made by the New Trust’s President, the Adviser and the Administrator regarding the Reorganization, including their representations that the Reorganization was in the best interest of each Fund and its shareholders and would result in cost savings to each Fund. The Board members did not identify any single factor that was paramount or controlling in their deliberations, and individual Board members may have attributed different weights to various factors. The general factors considered by the Board in assessing and approving the Reorganization included, among others, in no order of priority:

1.	the projected, lower operating expenses that shareholder of the SMI Fund would incur, relative to the operating expenses currently paid, based on expense analyses provided by the New Trust and the Administrator;

2.	the operating expenses would not change for shareholders of the SMI Balanced Fund, as the Adviser has agreed to continue the existing expense cap for the corresponding New Fund through February 28, 2014 and, although the Adviser would benefit from having to reimburse a projected lower amount, shareholders also could benefit to the extent that the Adviser extends the expense cap based on the New Trust’s lower cost structure;

3.	the costs associated with the Reorganization will be paid by the Administrator and not by the Funds or their shareholders;

4.	the anticipated continuity of investment advice for shareholders of the Funds, as the New Funds will have the same Adviser and portfolio managers, and the SMI Balanced New Fund will have the same sub-adviser;

5.	the New Funds will have the same investment objectives, principal investment strategies, and fundamental investment restrictions as the Funds;

6.	the anticipated continuity of the service providers for shareholders of the Funds; as the New Funds will continue to engage the Administrator as administrator, fund accountant and transfer agent and Huntington Bank as custodian, and the New Funds will retain the same principal underwriter and independent accountants as the Funds;

7.	the receipt of an opinion of Trust counsel that the Reorganization will be a tax-free exchange of shares; and

8.	recommendations from the New Trust, the Adviser and the Administrator that the Reorganization is in the best interest of each Fund and its shareholders.

As a result, the Board, including a majority of the Independent Trustees, approved the Reorganization of each Existing Fund into the identically-name New Fund, after determining that the Reorganization was in the best interests of each Fund and its shareholders due to the projected cost savings following the Reorganization, and that the interests of Fund shareholders would not be diluted because shareholders would not bear any costs of the Reorganization and because the Reorganization is expected to be tax-free.

The Board now submits to shareholders of the Funds a proposal to approve the Reorganization. If shareholders approve the Reorganization, and certain other conditions of the Reorganization Plan are met, the Trustees and officers of the Trust will execute and implement the Reorganization Plan. If approved, the Reorganization is expected to take place on or about 4:00 p.m. Eastern Time on            , 2013 (the “Closing Date”), although that date may be adjusted in accordance with the Reorganization Plan. Following the Reorganization, the Funds will be dissolved.

SUMMARY OF THE PLAN OF REORGANIZATION

Below is a summary of the important terms of the Reorganization Plan. This summary is qualified in its entirety by reference to the Reorganization Plan itself, which is set forth in Exhibit A to this Proxy Statement, and which we encourage you to read in its entirety.

Under the Plan of Reorganization, each Fund, a series of the Trust, will assign all of its assets and liabilities to the identically named New Fund, a newly organized series of the New Trust, in exchange for a number of New Fund shares equivalent in number and value to shares of the Fund outstanding immediately prior to the Closing Date (as defined above), followed by a distribution of those shares to Fund shareholders in complete liquidation of the Fund so that each Fund’s shareholders would receive shares of the New Fund equivalent to the number and value of Fund shares held by such shareholder on the Closing Date. Like the Trust, the New Trust is an open-end investment company registered with the Securities and Exchange Commission (“SEC”). If the Reorganization is approved and implemented, shareholders of each Fund will become shareholders of the corresponding New Fund. Each New Fund’s investment objective and principal investment strategies are identical to that of the identically named Fund. In addition, the Adviser to the Funds will continue to serve as the investment adviser to the New Funds and the Balanced Fund’s sub-adviser will continue to serve as sub-adviser to the identically-named New Fund. The Funds’ administrator, transfer agent, custodian, and distributor will continue to serve these same roles to the New Funds following the Reorganization. However, there are some differences between the Funds and the New Funds. The New Funds will be overseen by an entirely different Board of Trustees, and none of the members of the Board of

Trustees of the Trust will serve on the Board of Trustees of the New Trust. The New Trust has different legal counsel and an officer of the Administrator services as chief compliance officer of the New Trust. If approved, the Reorganization is expected to close on or about 4:00 p.m. Eastern Time on            , 2013, although the date may be adjusted in accordance with the Reorganization Plan.

The Reorganization is subject to a number of conditions set forth in the Reorganization Plan. Certain of these conditions may be waived by the Board of Trustees of each of the Trust and the New Trust. The significant conditions include approval of the Reorganization Plan by shareholders of each Fund and the receipt of an opinion of counsel that the Reorganization will be a tax-free reorganization for federal income tax purposes (neither of which may be waived). The Reorganization Plan may be terminated and the Reorganization abandoned at any time prior to the Closing Date, before or after approval by the shareholders of the Funds, by the Board of Trustees of the Trust. In addition, the Reorganization Plan may be amended upon mutual agreement.

COMPARISON OF THE FUNDS AND THE NEW FUNDS

Investment Objective, Limitations and Restrictions; Principal Investment Strategies and Risks

Each New Fund will have the same investment objective, limitations and restrictions, as well as principal investment strategies and risks as the identically named Fund.

Fees and Expenses

The tables of Fees and Expenses and the Examples shown below are based on fees and expenses as shown in the Funds’ prospectus and on estimates for the New Funds. The following table is designed to help you understand the fees and expenses that you may pay, both directly and indirectly, by investing in a New Fund’s Shares as compared to the Shares of a Fund.

Table of Fees and Expenses – Existing Funds [to be updated with 10/31/12 audited numbers]

	SMI Fund	Balanced Fund
Shareholder Fees (fees paid directly from your investment)
Redemption Fee (as a percentage of the amount redeemed within 60 days of purchase)	2.00%	2.00%
Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
Management Fees	1.00%	0.90%
Distribution (12b-1) Fees	0.00%	0.00%
Other Expenses	0.15%	0.90%
Acquired Fund Fees and Expenses	1.01%	0.61%

Total Annual Fund Operating Expenses	2.16%	2.41%
Fee Waiver/Expense Reimbursement	0.00%	(0.65%)[1]

Total Annual Operating Expenses Net of Fee Waiver	2.16%	1.76%

1	The Adviser has contractually agreed to waive its management fee and/or reimburse certain operating expenses of the Balanced Fund to the extent necessary to maintain the Balanced Fund’s total annual operating expenses, excluding brokerage fees and commissions, borrowing costs (such as (a) interest and (b) dividend expenses on securities sold short), taxes, extraordinary litigation expenses, 12b-1 fees (if applicable), and any indirect expenses (such as fees and expenses of acquired funds), at 1.50% of the Fund’s average daily net assets. Each waiver or reimbursement of an expense by the Adviser is subject to repayment by the Balanced Fund within the three fiscal years following the fiscal year in which the expense was incurred, provided that the Balanced Fund is able to make the repayment without exceeding the 1.50% expense limitation. The contractual agreement is in effect through February 28, 2013. The expense cap may not be terminated prior to this date except by the Board of Trustees.

Table of Fees and Expenses – New Funds

	SMI Fund	Balanced Fund
Shareholder Fees (fees paid directly from your investment)
Redemption Fee (as a percentage of the amount redeemed within 60 days of purchase)	2.00%	2.00%
Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
Management Fees	1.00%	0.90%
Distribution (12b-1) Fees	0.00%	0.00%
Other Expenses	%	%
Acquired Fund Fees and Expenses	%	%

Total Annual Fund Operating Expenses	%	%
Fee Waiver/Expense Reimbursement[1]	( %)	( %)

Total Annual Operating Expenses Net of Fee Waiver	%	%

1	The Adviser has contractually agreed to waive its management fee and/or reimburse certain operating expenses, but only to the extent necessary so that total annual operating expenses, excluding brokerage fees and commissions, borrowing costs (such as (a) interest expense and (b) dividends on securities sold short), taxes, extraordinary expenses, 12b-1 fees (if applicable), and any indirect expenses (such as fees and expenses of acquired funds), do not exceed 1.50% of the SMI Fund’s average daily net assets and 1.15% of the Balanced Fund’s average daily net assets. Each waiver or reimbursement of an expense by the Adviser is subject to repayment by the applicable Fund within the three fiscal years following the fiscal year in which the expense was incurred, provided that the Fund is able to make the repayment without exceeding the expense limitation. The contractual agreement is in effect through February 28, 2014. The expense cap may not be terminated prior to this date except by the Board of Trustees.

Example

This example is intended to help you compare the costs of investing in the Funds and the New Funds with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in each of the Funds for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that each Fund’s operating expenses remain the same. With respect to the Balanced Fund, only the first year of each period in the example takes into account the expense reimbursement described above. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Existing Funds:

	1 Year	3 Years	5 Years	10 Years

SMI Fund	$	$	$	$
Balanced Fund	$	$	$	$

New Funds:

	1 Year	3 Years	5 Years	10 Years

SMI Fund	$	$	$	$
Balanced Fund	$	$	$	$

Comparative Information on Shareholder Services

The New Funds will offer substantially similar shareholder services as the Funds, including telephone purchases and redemptions. The New Funds, like the Funds, offer an Automatic Investment Plan, which enables shareholders to make regular monthly or quarterly investments in shares through automatic charges to their checking account, and a Systematic Withdrawal Program.

Shares of the New Funds may be redeemed at a redemption price equal to the net asset value of the shares as next determined following the receipt of a redemption order and any other required documentation in proper form, less any applicable redemption fee. Payment of redemption proceeds for redeemed New Fund shares will generally be made within seven days after receipt of a redemption request in proper form and documentation.

Minimum Initial and Subsequent Investment Amounts

Each New Fund will offer a $2,500 minimum investment and $100 subsequent investment for regular accounts, retirement accounts or custodial accounts and a $2,000 minimum investment and $100 subsequent investment for Coverdell ESA accounts. These are the same minimums and subsequent investment amounts offered by the Funds.

Dividends and Distributions

The New Funds will have the same dividend and distribution policy as the Funds. Shareholders who have elected to have their dividends reinvested will continue to have dividends reinvested in the New Funds following the Reorganization. Shareholders who currently have capital gains reinvested in the Funds will continue to have capital gains reinvested in the New Funds.

Fiscal Year End

The Funds currently operate on a fiscal year ending October 31st. Following the Reorganization, the New Funds will also operate on a fiscal year ending October 31st.

Comparative Information about the Trust and New Trust

The Trust is organized as an Ohio business trust under a Declaration of Trust and By-Laws (the “Governing Documents”). The New Trust is organized as a Delaware statutory trust under a Declaration of Trust and By-Laws (also “Governing Documents”). There are no material differences in shareholder rights between the Governing Documents of the Trust and New Trust.

The Investment Adviser, Subadviser, and Portfolio Managers

SMI Advisory Services, LLC, a limited liability company located at 11135 Baker Hollow Rd., Columbus, IN 47202, manages the investments of each Fund pursuant to an investment advisory agreement. Each New Fund’s investment advisory agreement will be substantially identical to the Fund’s existing agreement which is summarized below.

The Adviser provides each Fund with a continuous investment program consistent with the applicable Fund’s investment objectives and policies (as set forth the Fund’s prospectus and SAI) and has overall supervisory management responsibility for the general management and investment of each Fund’s portfolio. The Adviser sets each Fund’s overall investment strategies, developing, constructing and monitoring the asset allocation, identifies securities for investment, determines when securities should be purchased or sold, selects brokers or dealers to execute transactions for each Fund’s portfolio and votes any proxies solicited by portfolio companies.

On behalf of the Balanced Fund, the Adviser has entered into a Subadvisory Agreement with Scout Investments, Inc., through its Reams Asset Management division (the “Subadviser”) pursuant to which the Subadviser manages the fixed income portion of the Balanced Fund’s portfolio. The Adviser supervises the Subadviser and continually monitors and evaluates the Subadviser’s performance to ensure that it does not deviate from the Subadviser’s stated investment strategy. The Adviser also periodically evaluates the Balanced Fund’s investment strategy to determine if changes are necessary, and rebalances the Fund’s asset allocation (including the allocation to the Subadviser) in response to market conditions, as well as to ensure an appropriate mix of elements in the Balanced Fund. From time to time, rather than allocating assets to the Subadviser, the Adviser may instead manage those assets directly by purchasing securities of open-end mutual funds and ETFs that invest primarily in fixed income securities.

The Adviser is a joint venture between Omnium Investment Company, LLC, and Marathon Partners, LLC. Omnium was formed in 2005 by Anthony Ayers and Eric Collier, each a Portfolio Manager of the Funds, and other senior managers of Omnium. Marathon Partners was formed in 2005 by Mark Biller, Senior Portfolio Manager of the Funds, Austin Pryor and other managers of Sound Mind Investing, a Christian non-denominational financial newsletter. Mr. Pryor is the publisher, and Mr. Biller is the Executive Editor, of Sound Mind Investing.

The SMI Fund is authorized to pay the Adviser a fee based on the Fund’s average daily net assets as follows:

Fund Assets	Management Fee
$1 - $250 million	1.00%
$250,000,001 to $500 million	0.90%
Over $500 million	0.80%

The Balanced Fund is authorized to pay the Adviser a fee based on the Fund’s average daily net assets as follows:

Fund Assets	Management Fee
$1 - $100 million	0.90%
$100 million to $250 million	0.80%
$250 million to $500 million	0.70%
Over $500 million	0.60%

The Adviser contractually has agreed to waive its management fee and/or reimburse certain operating expenses, but only to the extent necessary so that each Fund’s total annual operating expenses (excluding brokerage fees and commissions; borrowing costs such as (a) interest and (b) dividend expenses on securities sold short; any 12b-1 fees; taxes; any indirect expenses, such as fees and expenses incurred by other investment companies in which the Fund may invest; and extraordinary litigation expenses) do not exceed 1.50% of the average daily net assets with respect to the SMI Fund, and 1.15% with respect to the Balanced Fund. The contractual arrangement for each Fund is in place through February 28, 2013. Each waiver or reimbursement by the Adviser is subject to repayment by the applicable Fund within the three fiscal years following the fiscal year in which the particular expense or reimbursement was incurred; provided that such Fund is able to make the repayment without exceeding the applicable expense limitation.

A discussion regarding the basis for the Trust’s Board’s approval of each Fund’s Advisory Agreement is available in the Funds’ Semi-Annual Report to Shareholders for the period ended April 30, 2012.

Subadviser

The Adviser has entered into a Subadvisory Agreement with the Subadviser, pursuant to which the Subadviser manages the fixed income portion of the Balanced Fund’s portfolio. The Subadvisory Agreement between the Subadviser and the Adviser on behalf of the New Balanced Fund will be substantially identical to the current Subadvisory Agreement existing between the Subadviser and the Adviser on behalf of the Balanced Fund, which is summarized below. The Subadviser makes investment decisions for the assets it has been allocated to manage. The Adviser supervises the Subadviser’s compliance with the Fund’s investment objective, policies, strategies and restrictions, and monitors the Subadviser’s adherence to its investment style.

The Subadviser is a wholly owned subsidiary of UMB Financial Corporation. The Subadviser is located at 227 Washington Street, Columbus, Indiana, 47202. The Subadviser is compensated by the Adviser for its investment advisory services at an annual rate of 0.20% of the average daily net assets of the fixed income portion of the Balanced Fund’s portfolio managed by the Subadviser. The Subadviser provides continuous advice and recommendations concerning the Balanced Fund’s fixed income investments. In addition to providing investment subadvisory services to the Balanced Fund, the Subadviser serves as investment adviser to pension and profit-sharing plans and other institutional investors and serves as subadvisor to other open-end mutual funds.

A discussion regarding the basis for the Trust’s Board’s approval of the Subadvisory Agreement is available in the Fund’s Semi-Annual Report to Shareholders for the period ended April 30, 2012.

Portfolio Managers

The portfolio managers for the Funds will remain the same and will continue serving as such to the New Funds. Information on the portfolio managers is below. For more detailed information on the portfolio managers’ compensation information, other accounts managed, and ownership of shares of the Funds, see the Funds’ Statement of Additional Information.

Adviser’s Portfolio Managers

The Adviser’s investment team responsible for managing the day-to-day investment operations of each Fund consists of the following portfolio managers.

Mark Biller, Senior Portfolio Manager - Mr. Biller has ultimate decision-making authority regarding all portfolio decisions and trading practices of the advisor. Mr. Biller has been a portfolio manager of the SMI Fund since its inception in 2005, and of the Balanced Fund since its inception in December of 2010. His duties involve researching and selecting the underlying funds in which the Funds invest, upgrading each Fund’s investments in underlying funds, determining the overall allocation among equity and fixed income assets as well as style categories, and monitoring the performance of the Subadviser. In addition to his duties at the Adviser, Mr. Biller is the Executive Editor of the Sound Mind Investing newsletter. He joined Sound Mind Investing in January 2000 and he is responsible for co-managing the newsletter and its online business. Mr. Biller’s writings on a broad range of financial and investment topics have been featured in a variety of national print and electronic media, and he has also appeared as a financial commentator for various national and local radio programs. The Sound Mind Investing newsletter was first published in 1990. Since it was first published over 20 years ago, the newsletter has provided recommendations to tens of thousands of subscribers using a variety of investment strategies, including the fund upgrading strategy that is used by the Funds. Sound Mind Investing does not manage accounts for readers and readers independently make their own determinations whether to accept investment recommendations published in the newsletter. Mr. Biller earned his B.S. in Finance from Oral Roberts University in 1994.

Eric Collier, CFA - Mr. Collier is a co-Portfolio Manager responsible for researching and selecting each Fund’s investments, determining overall allocation among style categories, and trading, subject to the ultimate decision-making authority of the Senior Portfolio Manager. Mr. Collier has been a portfolio manager of the SMI Fund since its inception in 2005, and of the Balanced Fund since its inception in December of 2010. In addition to his duties at the Adviser, Mr. Collier is a co-founder of Omnium Investment Company, LLC. At Omnium, he conducts analytical and quantitative research, and risk management. Prior to co-founding Omnium, Mr. Collier worked at Oxford Group, Ltd, a fee-only financial services firm. At Oxford Group, Mr. Collier provided investment advice to several high net-worth individuals concentrating on investment and financial planning strategies. Prior to that Mr. Collier was an Investment Analyst and Registered Investment Advisor Representative for Webb Financial Advisors, an investment advisory firm, from 1997 to 2000, where he was responsible for due diligence and manager selection on large cap growth and value securities, small cap growth and value securities, international cap securities, and fixed income securities. Mr. Collier graduated from Indiana University with a B.S. in Finance in 1998. He also studied at the University of Maastricht in the Netherlands through the International Business Program at Indiana University. He has received the Chartered Financial Analyst (“CFA”) designation, and he is a member of the CFA Institute (formerly the Association for Investment Management and Research (“AIMR”)) and a member of the Investment Management Association of Indianapolis.

Anthony Ayers, CFA - Mr. Ayers is a co-Portfolio Manager responsible for researching and selecting each Fund’s investments, determining overall allocation among style categories, and trading, subject to the ultimate decision-making authority of the Senior Portfolio Manager. Mr. Ayers has been a portfolio manager of the SMI Fund since its inception in 2005, and of the Balanced Fund since its inception in December of 2010. In addition to his duties at the Adviser, Mr. Ayers is a co-founder of Omnium Investment Company, LLC. At Omnium, he also conducts analytical and quantitative research, and risk management. Mr. Ayers helped develop the Adviser’s risk management procedures and a proprietary daily risk management reporting system. Prior to co-founding Omnium, Mr. Ayers was an Investment Analyst at Oxford Group, Ltd., where he was responsible for performing manager searches and due diligence on various mutual fund portfolio managers specializing in large capitalized growth and value securities, small capitalized growth and value securities, international capitalized securities, and fixed income securities. Prior to that Mr. Ayers was a Senior Investment Representative for Charles Schwab, where he assisted high net-worth clients with developing and trading complex option strategies, hedging concentrated portfolios, constructing diversified investment portfolios, risk management, and making individual stock and mutual fund recommendations. Mr. Ayers graduated from Indiana University with a B.S. in Finance in 1996, and he is a CFA charter holder.

Subadviser’s Portfolio Managers

The following portfolio managers are jointly responsible for managing the day-to-day investment decisions for the fixed income portion of the Balanced Fund, subject to the oversight of Mr. Mark Egan.

Mark M. Egan, CFA – Mr. Egan joined the Subadviser on November 30, 2010. He oversees the entire fixed income division of the Subadviser and retains oversight over all investment decisions. Mr. Egan was a Portfolio Manager of Reams Asset Management Company, LLC from April 1994 until November 2010 and was a Portfolio Manager of Reams Asset Management Company, Inc. from June 1990 until March 1994. Mr. Egan was a Portfolio Manager of National Investment Services until May 1990.

Thomas M. Fink, CFA – Mr. Fink joined the Subadviser on November 30, 2010. He was a Portfolio Manager at Reams Asset Management Company, LLC from December 2000 until November 2010. Mr. Fink was previously a Portfolio Manager at Brandes Fixed Income Partners from 1999 until 2000, Hilltop Capital Management from 1997 until 1999, Centre Investment Services from 1992 until 1997 and First Wisconsin Asset Management from 1986 until 1992.

Todd Thompson, CFA – Mr. Thompson joined the Subadviser on November 30, 2010. He was a Portfolio Manager at Reams Asset Management Company, LLC from July 2001 until November 2010. Mr. Thompson was a Portfolio Manager at Conseco Capital Management from 1999 until June 2001 and was a Portfolio Manager at the Ohio Public Employees Retirement System from 1994-1999.

Steven T. Vincent, CFA – Mr. Vincent joined the Subadviser on November 30, 2010. He was a Portfolio Manager at Reams Asset Management Company, LLC from October 2005 until November 2010. Mr. Vincent was a Senior Fixed Income Analyst at Reams from September 1994 to October 2005.

EXPENSES OF THE REORGANIZATION

Huntington Asset Services, Inc., the administrator to the Trust and the New Trust, will bear all of the costs of the Reorganization.

OTHER SERVICE PROVIDERS

Upon closing of the Reorganization, the New Funds will have the same day-to-day operational service providers as the Funds, except that the New Funds will be advised by different legal counsel than advises the Funds.

CERTAIN INFORMATION REGARDING THE TRUSTEES AND OFFICERS

In connection with the Reorganization, the operations of the New Funds will be overseen by the New Trust’s Board of Trustees (the “New Board”). The business of the New Trust is managed under the direction of the New Board in accordance with the Governing Documents, which have been filed with the SEC. The New Board consists of three individuals, two of whom are Independent Trustees. Pursuant to the Governing Documents of the New Trust, the Trustees elect officers including a President, a Secretary, a Treasurer, a Principal Executive Officer and a Principal Accounting Officer.

The New Board also retains the power to conduct, operate and carry on the business of the New Trust and has the power to incur and pay any expenses, which, in the opinion of the New Board, are necessary or incidental to carry out any of the New Trust’s purposes. The New Board of the New Trust possesses powers to elect officers and conduct, operate and carry on the business of the New Trust. The New Board, officers, employees and agents of the New Trust, when acting in such capacities, shall not be subject to any personal liability except for his or her own bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties. Following is a list of the members of the New Board and executive officers of the New Trust and their principal occupations over the last five years.

INDEPENDENT TRUSTEES

Name, Address*, (Age), Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Dr. Merwyn R. Vanderlind, 76, Independent Trustee, August 2008 to present.	Retired consultant to Battelle Memorial Institute (International Science and Technology Research Enterprise) on business investments.

Ira Cohen, 53, Independent Trustee, June 2010 to present.	Independent financial services consultant (Feb. 2005 - present).

INTERESTED TRUSTEE AND OFFICERS OF THE TRUST

Name, Address*, (Age), Position with Trust,** Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
R. Jeffrey Young, 48, Trustee and Chairman, June 2010 to present; Principal Executive Officer and President, February 2010 to present.	Principal Executive Officer and President, Valued Advisers Trust since February 2010; Senior Vice President, Huntington Asset Services, Inc. since January 2010; Chief Executive Officer, Huntington Funds since February 2010; President and Chief Executive Officer of Dreman Contrarian Funds since March 2011; Trustee, Valued Advisers Trust, August 2008 to January 2010; Managing Director and Chief Operating Officer of Professional Planning Consultants 2007 to 2010; Co-Founder of Kinwood Group, LLC July 2007 to March 2008; President and Chief Executive Officer of The Coventry Group from 2000 to 2007; and President and Chief Executive Officer of the STI Classic Funds from 2004 to 2007.

Name, Address*, (Age), Position with Trust,** Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
John C. Swhear, 51, Chief Compliance Officer, AML Officer and Vice President, August 2008 to present.	Vice President of Legal Administration and Compliance for Huntington Asset Services, Inc., the Trust’s administrator, since April 2007; Chief Compliance Officer of Unified Financial Securities, Inc., the Trust’s distributor, since May 2007; Interim President of the Unified Series Trust since March 2012, and Senior Vice President from May 2007 to March 2012; Secretary of Huntington Funds from April 2010 to February 2012; President and Chief Executive Officer of Dreman Contrarian Funds from March 2010 to March 2011, and Vice President and Acting Chief Executive Officer, 2007 to March 2010.

Carol J. Highsmith, 48, Vice President, August 2008 to present.	Employed in various positions with Huntington Asset Services, Inc., the Trust’s administrator, since November of 1994; currently Vice President of Legal Administration.

Matthew J. Miller, 36, Vice President, December 2011 to present.	Employed in various positions with Huntington Asset Services, Inc., the Trust’s administrator, since July of 1998; currently Vice President of Relationship Management; Vice President of Huntington Funds since February 2010.

William J. Murphy, CPA, 49, Treasurer, December 2009 to present	Manager of Fund Administration for Huntington Asset Services, Inc., the Trust’s administrator, since October 2007; Assistant Treasurer of Unified Series Trust from February 2008 to May 2011; Treasurer and Chief Financial Officer of Dreman Contrarian Funds from February 2008 to March 2011.

Heather Bonds, 37, Secretary, September 2012 to present	Employed in various positions with Huntington Asset Services, Inc., the Trust’s administrator, since January of 2004; currently Certified Paralegal and Section Manager 2.

*	The address for each trustee and officer is 2960 N. Meridian St., Suite 300, Indianapolis, IN 46208.

The New Board oversees the New Trust and certain aspects of the services provided by the Adviser and the other service providers. Each Trustee will hold office until their successors have been duly elected and qualified or until their earlier resignation or removal. Each officer of the New Trust serves at the pleasure of the Board and until their successors have been duly elected and qualified.

The New Trust’s Audit Committee consists of the Independent Trustees. The Audit Committee is responsible for overseeing each New Fund’s accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers; overseeing the quality and objectivity of each New Fund’s financial statements and the independent audit of the financial statements; and acting as a liaison between the independent auditors and the full Board of Trustees.

The Pricing Committee of the Board of Trustees of the New Trust is responsible for reviewing and approving the Adviser’s fair valuation determinations, if any. The members of the Pricing Committee are all of the Trustees of the New Trust, except that any one member of the Pricing Committee constitutes a quorum for purposes of reviewing and approving a fair value.

The Governance and Nominating Committee of the New Trust consists of the Independent Trustees of the New Trust and oversees general New Trust governance-related matters.

The Chairman of the Board of Trustees of the New Trust is R. Jeffrey Young, who is an “interested person” of the New Trust, as that term is defined under the 1940 Act. The Board of Trustees of the New Trust does not have a Trustee, who is not an “interested person” of the New Trust (“Independent Trustee”), as that term is defined under the 1940 Act, designated as a lead Independent Trustee.

Trustee Compensation

Each Trustee of the New Trust who is not an interested person of the New Trust or an investment adviser to the New Trust receives compensation of $500 per meeting, per investment adviser to the New Trust. Total annual compensation to each New Trust Trustee was $11,000 as of September 28, 2012, based upon 11 series in the New Trust. The New Trust also reimburses the Trustees of the New Trust for travel and other expenses related to meeting attendance. The “interested persons” who serve as Trustees of the New Trust receive no compensation for their services as Trustees.

FEDERAL INCOME TAX CONSEQUENCES

The Reorganization is intended to qualify for Federal income tax purposes as a tax-free reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”). Accordingly, no gain or loss should be recognized as a consequence of the Reorganization by the Funds or the New Funds (except to the extent that such assets consist of contracts described in Section 1256 of the Code or stock in passive foreign investment companies, as defined in Section 1297(a) of the Code), nor should a gain or loss be recognized by the shareholders of the Funds as a result of each New Fund’s distribution of its shares to such shareholders in exchange for such shareholder’s Fund shares. In addition, a shareholder’s tax basis for shares held in a Fund would carry over to the shares of the New Fund acquired in the Reorganization, and the holding period for shares held as a capital asset also would carry over to the New Fund shares received in the Reorganization.

Immediately prior to the Reorganization, each Fund shall have declared and paid a distribution or distributions that, together with all previous distributions, shall have the effect of distributing to its shareholders: (i) all of its investment company taxable income and all of its net realized capital gains, if any, for the period from the close of its last fiscal year to a specified time prior to the Reorganization on the Closing Date, and (ii) any undistributed investment company taxable income and net realized capital gains from any period to the extent not otherwise already distributed.

The forgoing relates only to the Federal income tax consequences of the Reorganization. You should consult your tax adviser regarding the effect, if any, of the proposed Reorganization in light of your individual circumstances, including any foreign, state and local tax consequences.

CAPITALIZATION

The following table sets forth as of the fiscal year ended October 31, 2012: (1) the audited capitalization of the Funds, and (2) the unaudited pro forma capitalization of the New Funds assuming the Reorganization has been approved. If the Reorganization is consummated, the capitalizations are likely to be different on the closing date, as a result of daily share purchase and redemption activity in the Funds and changes in net asset value per share.

SMI Fund

	Net Assets		Net Asset Value Per Share		Shares Outstanding
Fund	$		$
Adjustment		—		—	—
New Fund (pro forma)	$		$

Balanced Fund

	Net Assets		Net Asset Value Per Share		Shares Outstanding
Fund	$		$
Adjustment		—		—	—
New Fund (pro forma)	$		$

VOTING INFORMATION

Voting Securities and Required Vote

As of the Record Date, there were             shares of the SMI Fund and             shares of the Balanced Fund issued and outstanding.

All shareholders of record of the Funds on the Record Date are entitled to vote at the Special Meeting on the Proposal. Each shareholder is entitled to one vote per share held, and fractional votes for fractional shares held, on any matter submitted to a vote at the Special Meeting.

A majority of a Fund’s outstanding shares entitled to vote shall constitute a quorum with respect to that Fund at the Special Meeting. Approval of the Proposal with respect to a Fund requires an affirmative vote of the holders of a majority of the outstanding shares of the Fund entitled to vote, as defined under the 1940 Act. The 1940 Act defines such vote as the lesser of (i) 67% or more of the total number of shares of the Fund present or represented by proxy at the Special Meeting, if holders of more than 50% of the outstanding shares are present or represented by proxy at the Special Meeting; or (ii) more than 50% of the total number of outstanding shares of the Fund.

You may attend the Special Meeting and vote in person or you can vote your shares by completing and signing the enclosed proxy card(s) and mailing it in the enclosed postage-paid envelope. You may also vote by touch-tone telephone by calling the toll-free number printed on your proxy card(s) and following the recorded instructions.

If you simply sign and date the proxy card, but do not indicate a specific vote for a proposal, your shares will be voted FOR the proposal and to grant discretionary authority to the persons named as proxies in the card as to any other matters that properly come before the Special Meeting.

Shareholders who execute proxies may revoke them at any time before they are voted by (1) filing with the Fund a written notice of revocation, (2) timely voting a proxy bearing a later date or (3) by attending the Special Meeting and voting in person.

The Trust and the Funds are not required, and do not intend, to hold regular annual meetings of shareholders. If the Reorganization is not approved with respect to a Fund, and the Fund is not dissolved, then shareholders wishing to submit proposals for consideration for inclusion in the Fund’s proxy statement for any future meeting of shareholders should send their written proposals to the Secretary of Unified Series Trust, c/o Huntington Asset Services, Inc., 2960 North Meridian Street, Suite 300, Indianapolis, Indiana 46208, so they are received within a reasonable time before any such meeting. No business other than the Proposal is expected to come before the Special Meeting. If any other matters arise requiring a vote of shareholders, including any question as to an adjournment or postponement of the Special Meeting, the persons named as proxies on the enclosed proxy card will vote on such matters according to his or her best judgment in the interests of the Fund.

There normally will be no meeting of shareholders for the New Funds for the purpose of electing Trustees of the New Trust unless and until such time as less than a majority of the Trustees holding office have been elected by the shareholders, at which time the Trustees then in office will call a shareholders’ meeting for the election of Trustees. If the Reorganization is approved with respect to a New Fund, shareholders of that New Fund wishing to submit proposals for inclusion in the Proxy Statement for any subsequent shareholder meeting of the New Fund should send their written submissions to the principal executive offices of the New Trust at Valued Advisers Trust, c/o Huntington Asset Services, Inc., 2960 North Meridian Street, Suite 300, Indianapolis, Indiana 46208. Shareholder proposals must meet certain requirements and there is no guarantee that any proposal will be presented at a shareholders’ meeting.

Adjournments

It is important that we receive your signed proxy card to ensure that there is a quorum for the Special Meeting. If we do not receive your vote, you may be contacted by a representative of             who will remind you to vote your shares and help you return your proxy. In the event a quorum is present at the Special Meeting but sufficient votes to approve the Proposal are not received, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies.

Any such adjournment will require the affirmative vote of a majority of those shares represented at the Special Meeting in person or by proxy and entitled to vote at the Special Meeting.

Effect of Abstentions and Broker “Non-Votes”

All proxies voted, including abstentions and broker non-votes (shares held by brokers or nominees where the underlying holder has not voted and the broker does not have discretionary authority to vote the shares), will be counted toward establishing a quorum. In addition, under the rules of the New York Stock Exchange, if a broker has not received instructions from beneficial owners or persons entitled to vote and the proposal to be voted upon may “affect substantially” a shareholder’s rights or privileges, the broker may not vote the shares as to that proposal even if it has discretionary voting power. As a result, these shares also will be treated as broker non-votes for purposes of proposals that may “affect substantially” a shareholder’s rights or privileges (but will not be treated as broker non-votes for other proposals, including adjournment of the Special Meeting).

Abstentions and broker non-votes will be treated as shares voted against a proposal. Treating broker non-votes as votes against a proposal can have the effect of causing shareholders who choose not to participate in the proxy vote to prevail over shareholders who cast votes or provide voting instructions to their brokers or nominees. In order to prevent this result, the Funds may request that selected brokers or nominees refrain from returning proxies on behalf of shares for which voting instructions have not been received from beneficial owners or persons entitled to vote. The Funds also may request that selected brokers or nominees return proxies on behalf of shares for which voting instructions have not been received if doing so is necessary to obtain a quorum. Abstentions and broker non-votes will not be voted “FOR” or “AGAINST” any adjournment.

Notice to Banks, Broker-Dealers and Voting Trustees and Their Nominees

Banks, broker-dealers, voting trustees and their nominees should advise the Trust, in care of Huntington Asset Services, Inc., 2960 North Meridian Street, Suite 300, Indianapolis, Indiana 46208, whether other persons are beneficial owners of shares held in their names for which proxies are being solicited and, if so, the number of copies of the Proxy Statement they wish to receive in order to supply copies to the beneficial owners of the respective shares.

Householding

As permitted by law, only one copy of this Proxy Statement is being delivered to shareholders residing at the same address, unless such shareholders have notified the Trust of their desire to receive multiple copies of the reports and proxy statements the Trust sends. If you would like to receive an additional copy, please contact the Funds by writing to c/o Huntington Asset Services, Inc., 2960 North Meridian Street, Suite 300, Indianapolis, Indiana 46208 or by calling (877) 764-3863. The Funds will then promptly deliver a separate copy of the Proxy Statement to any shareholder residing at an address to which only one copy was mailed. Shareholders wishing to receive separate copies of the Trust’s reports and proxy statements in the future, and shareholders sharing an address that wish to receive a single copy if they are receiving multiple copies, should also direct requests as indicated.

SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS

To the best knowledge of the Trust, except as listed below, there were no Trustees or officers of the Trust or other shareholders who were the beneficial owners of more than 5% of the outstanding shares of a Fund on the Record Date. As of the Record Date, the Trust knows of no other person (including any “group” as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended) that beneficially owns more than 5% of the outstanding shares of a Fund, other than as set forth below in the following tables. [to be updated]

SMI Fund

Name and Address	% Ownership		Type of Ownership
National Financial Services Corp. 200 Liberty St. World Financial Center New York, NY 10281		%	Record

Charles Schwab & Co. 101 Montgomery St. San Francisco, CA 94104		%	Record

AmeriTrade, Inc. P.O. Box 2226 Omaha, NE 68103		%	Record

Balanced Fund

Name and Address	% Ownership		Type of Ownership
National Financial Services Corp. 200 Liberty St. World Financial Center New York, NY 10281		%	Record

Charles Schwab & Co. 101 Montgomery St. San Francisco, CA 94104		%	Record

AmeriTrade, Inc. P.O. Box 2226 Omaha, NE 68103		%	Record

Shareholders owning more than 25% of the shares of a Fund are considered to “control” the Fund, as that term is defined under the 1940 Act. Persons controlling a Fund can determine the outcome of any proposal submitted to the shareholders for approval. As a group, the Trustees and officers of the Trust owned less than 1% of the outstanding shares of each Fund as of the Record Date. As a result, the Trustees and officers as a group are not deemed to control the Funds.

OTHER BUSINESS

The Board of Trustees of the Trust knows of no business to be brought before the meeting other than the matters set forth in this Proxy Statement. Should any other matter requiring a vote of the shareholders of the Funds arise, however, the proxies will vote thereon according to their best judgment in the interests of the Funds and the shareholders of the Funds.

Exhibit A

AGREEMENT AND PLAN OF REORGANIZATION AND TERMINATION

THIS AGREEMENT AND PLAN OF REORGANIZATION AND TERMINATION (“Agreement”) is made as of             , 2012, among VALUED ADVISERS TRUST, a Delaware statutory trust, with its principal place of business at 2960 N. Meridian St., Suite 300, Indianapolis, Indiana 46208 (“New Trust”), on behalf of the segregated portfolios of assets (each a “series”) thereof listed under the heading “New Fund” on Schedule A attached hereto (“Schedule A”) (each a “New Fund”), and UNIFIED SERIES TRUST, an Ohio business trust, with its principal place of business at 2960 N. Meridian St., Suite 300, Indianapolis, IN 46208 (“Old Trust”), on behalf of the series thereof listed under the heading “Existing Fund” on Schedule A (each an “Existing Fund”), and solely with respect to paragraph 6, Huntington Asset Services, Inc. (“HASI”) (each of the New Trust and Old Trust is sometimes referred to herein, each as an “Investment Company” and collectively, as “Investment Companies,” and the New Funds and Existing Funds are sometimes referred to herein, collectively, as the “Funds.”) Notwithstanding anything to the contrary contained herein, (1) the agreements, covenants, representations, warranties, actions, and obligations of and by the Funds, and of and by each Investment Company, as applicable, on its behalf, shall be the agreements, covenants, representations, warranties, actions, and obligations of that Fund only, (2) all rights and benefits created hereunder in favor of a Fund shall inure to and be enforceable by each Investment Company of which that Fund is a series on that Fund’s behalf, and (3) in no event shall any other series of an Investment Company (including the other Fund thereof) or the assets thereof be held liable with respect to the breach or other default by an obligated Fund or Investment Company of its agreements, covenants, representations, warranties, actions, and obligations set forth herein.

Each Fund wishes to effect a single reorganization described in section 368(a) of the Internal Revenue Code of 1986, as amended (“Code”) (all “section” references are to the Code, unless otherwise noted), and intends this Agreement to be, and adopts it as, a “plan of reorganization” within the meaning of the regulations under the Code (“Regulations”). The reorganization will involve each Existing Fund changing its identity — by converting from a series of the Old Trust to a series of the New Trust — by (1) transferring all of its assets to the New Fund listed on Schedule A opposite its name (“corresponding New Fund”) (which is being established solely for the purpose of acquiring those assets and continuing the Existing Fund’s business) in exchange solely for voting shares of beneficial interest (“shares”) in the New Fund and the New Fund’s assumption of all of the Existing Fund’s liabilities, (2) distributing those shares pro rata to the Existing Fund’s shareholders in exchange for their shares therein and in complete liquidation thereof, and (3) terminating the Existing Fund, all on the terms and conditions set forth herein (all the foregoing transactions involving the Existing Fund and its corresponding New Fund being referred to herein collectively as a “Reorganization”).

Each Investment Company’s board of trustees (“Board”) including a majority of its members who are not “interested persons” (as that term is defined in the Investment Company Act of 1940, as amended (“1940 Act”)) (“Non-Interested Persons”) of the Investment Company, (1) has duly adopted and approved this Agreement and the transactions contemplated hereby, (2) has duly authorized performance thereof on its Fund’s behalf by all necessary Board action, and (3) has determined that participation in the Reorganization is in the best interests of each Fund that is a series thereof and, in the case of each Existing Fund, that the interests of the existing shareholders thereof will not be diluted as a result of the Reorganization.

Each Existing Fund currently offers one class of shares (“Existing Fund Shares”). Each New Fund will have the same class of shares (“New Fund Shares”). The rights, powers, privileges, and obligations of New Fund Shares will be substantially similar to those of the Existing Fund Shares.

In consideration of the mutual promises contained herein, the Investment Companies agree as follows:

1.	PLAN OF REORGANIZATION AND TERMINATION

1.1 Subject to the requisite approval of each Existing Fund’s shareholders and the terms and conditions set forth herein, each Existing Fund shall assign, sell, convey, transfer, and deliver all of its assets described in paragraph 1.2 (“Assets”) to the corresponding New Fund. In exchange therefor, the New Fund shall:

(a) issue and deliver to the Existing Fund the number of full and fractional (all references herein to “fractional” shares meaning fractions rounded to the third decimal place) New Fund Shares equal to the number of full and fractional Existing Fund Shares then outstanding, and

(b) assume all of the Existing Fund’s liabilities as set forth in paragraph 1.3 (“Liabilities”).

Those transactions shall take place at the Closing (as defined in paragraph 2.1).

1.2 The Assets of each Existing Fund shall consist of all assets and property of every kind and nature — including all cash, cash equivalents, securities, commodities, futures interests, receivables (including interest and dividends receivable), claims and rights of action, rights to register shares under applicable securities laws, and books and records – the Existing Fund owns at the Effective Time (as defined in paragraph 2.1) and any deferred and prepaid expenses shown as assets on the Existing Fund’s books at that time; and the Existing Fund has no unamortized or unpaid organizational fees or expenses that have not previously been disclosed in writing to the New Trust.

1.3 Each New Fund shall assume all of the Liabilities of its corresponding Existing Fund, whether accrued or contingent, known or unknown, existing at the Effective Time whether or not they are reflected on the Statement of Assets and Liabilities, excluding Reorganization Expenses (as defined in paragraph 3.3(f)) which are to be borne by HASI pursuant to paragraph 6. The Liabilities of each Existing Fund shall include amounts subject to recoupment by the Funds’ investment adviser under each Fund’s expense limitation agreement. Notwithstanding the foregoing, each Existing Fund will endeavor to discharge all its known liabilities, debts, obligations, and duties before the Effective Time (other than this Agreement and certain investment contracts, including options, futures, forward contracts, and swap agreements).

1.4 At or before the Closing, each New Fund shall redeem the Initial Shares (as defined in paragraph 5.7) for the amount at which they are issued pursuant to that paragraph. At the Effective Time (or as soon thereafter as is reasonably practicable), each Existing Fund shall distribute all the New Fund Shares it receives pursuant to paragraph 1.1(a) to its shareholders of record determined at the Effective Time (each, a “Shareholder”), in proportion to their Existing Fund Shares then held of record and in constructive exchange therefor, and shall completely liquidate. That distribution shall be accomplished by the New Trust’s transfer agent’s opening accounts on each New Fund’s shareholder records in the Shareholders’ names and transferring those New Fund Shares thereto. Pursuant to that transfer, each Shareholder’s account shall be credited with the number of full and fractional New Fund Shares equal to the number of full and fractional Existing Fund Shares that Shareholder holds at the Effective Time. The aggregate net asset value (“NAV”) of New Fund Shares to be so credited to each Shareholder’s account shall equal the aggregate NAV of the Existing Fund Shares that Shareholder holds at the Effective Time. All issued and outstanding Existing Fund Shares, including any represented by certificates, shall simultaneously be canceled on the Existing Fund’s shareholder records. The New Trust shall not issue certificates representing the New Fund Shares issued in connection with the Reorganization.

1.5 Any transfer taxes payable on the issuance and transfer of the New Fund Shares in a name other than that of the registered holder on the Existing Fund’s shareholder records of the Existing Fund Shares actually or constructively exchanged therefor shall be paid by the transferee thereof, as a condition of that issuance and transfer.

1.6 Any reporting responsibility of an Existing Fund to a public authority, including the responsibility for filing regulatory reports, tax returns, and other documents with the Securities and Exchange Commission (“Commission”), any state securities commission, any federal, state, and local tax authorities, and any other relevant regulatory authority, is and shall remain its responsibility up to and including the date on which it is terminated.

1.7 After the Effective Time, each Existing Fund shall not conduct any business except in connection with its termination. As soon as reasonably practicable after distribution of the New Fund Shares pursuant to paragraph 1.4, but in all events within six months after the Effective Time, each Existing Fund shall be terminated as a series of the Old Trust.

2.	CLOSING AND EFFECTIVE TIME

2.1 Unless the Investment Companies agree otherwise, all acts necessary to consummate the Reorganization (“Closing”) shall be deemed to take place simultaneously as of immediately after the close of business (4:00 p.m., Eastern Time) on or after             , 2013 (“Effective Time”). The Closing shall be held at the New Trust’s offices or at such other place as to which the Investment Companies agree.

2.2 The Old Trust shall cause the custodian of each Existing Fund’s assets (“Old Custodian”) (a) to make each Existing Fund’s portfolio securities available to the New Trust (or to its custodian (“New Custodian”), if the New Trust so directs), for examination, no later than five business days preceding the Effective Time and (b) to transfer and deliver the Assets at the Effective Time to the New Custodian for the applicable New Fund’s account, as follows: (1) duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof in accordance with the custom of brokers, (2) by book entry, in accordance with the Old Custodian’s customary practices and any securities depository (as defined in Rule 17f-4 under the 1940 Act) in which the Existing Fund’s assets are deposited, in the case of the Existing Fund’s portfolio securities and instruments deposited with those depositories, and (3) by wire transfer of federal funds in the case of cash. The Old Trust shall also direct the Old Custodian to deliver at the Closing an authorized officer’s certificate (a) stating that pursuant to proper instructions provided to the Old Custodian by the Old Trust, the Old Custodian has delivered all of each Existing Fund’s portfolio securities, cash, and other Assets to the New Custodian for the applicable New Fund’s account and (b) attaching a schedule setting forth information (including adjusted basis and holding period, by lot) concerning the Assets. The New Custodian shall certify to the New Trust that such information, as reflected on each New Fund’s books immediately after the Effective Time, does or will conform to that information as so certified by the Old Custodian.

2.3 With respect to each Existing Fund, the Old Trust shall deliver, or shall direct its transfer agent to deliver, to the New Trust at the Closing an authorized officer’s certificate listing the Shareholders’ names and addresses together with the number of full and fractional outstanding Existing Fund Shares each such Shareholder owns, at the Effective Time, certified by the Old Trust’s Secretary or Assistant Secretary or by its transfer agent, as applicable. The New Trust shall direct its transfer agent to deliver at or as soon as reasonably practicable after the Closing an authorized officer’s certificate as to the opening of accounts on each New Fund’s shareholder records in the names of the listed Shareholders and a confirmation, or other evidence satisfactory to the Old Trust, that the New Fund Shares to be credited to the Existing Fund at the Effective Time have been credited to the applicable Existing Fund’s account on those records.

2.4 The Old Trust shall deliver to the New Trust and to SMI Advisory Services, LLC within five days before the Closing, an authorized officer’s certificate listing each security, by name of issuer and number of shares that is being carried on each Existing Fund’s books at an estimated fair market value provided by an authorized pricing vendor for the Existing Fund.

2.5 At the Closing, each Investment Company shall deliver to the other (a) bills of sale, checks, assignments, share certificates, receipts, and/or other documents the other Investment Company or its counsel reasonably requests and (b) a certificate executed in its name by its President or a Vice President in form and substance satisfactory to the recipient, and dated the Effective Time, to the effect that the representations and warranties it made in this Agreement are true and correct at the Effective Time except as they may be affected by the transactions contemplated hereby.

3.	REPRESENTATIONS AND WARRANTIES

3.1 The Old Trust, on each Existing Fund’s behalf, represents and warrants to the New Trust, on each New Fund’s behalf, as follows:

(a) The Old Trust (1) is a trust operating under a written instrument or declaration of trust, the beneficial interest in which is divided into transferable shares (“Business Trust”), that is duly created, validly existing, and in good standing under the laws of the state of Ohio (“Ohio”), and its Agreement and Declaration of Trust dated October 14, 2002 (“Old Trust Declaration”) is on file with the Secretary of the State of Ohio, (2) is duly registered under the 1940 Act as an open-end management investment company, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect, and (3) has the power to own all its properties and assets and to carry on its business as described in its current registration statement on Form N-1A;

(b) The Existing Fund is a duly established and designated series of the Old Trust;

(c) The execution, delivery, and performance of this Agreement have been duly authorized at the date hereof by all necessary action on the part of the Old Trust’s Board; and this Agreement constitutes a valid and legally binding obligation of the Old Trust, with respect to the Existing Fund, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, fraudulent transfer, reorganization, receivership, moratorium, and other laws affecting the rights and remedies of creditors generally and general principles of equity;

(d) At the Effective Time, the Old Trust will have good and marketable title to the Assets for the Existing Fund’s benefit and full right, power, and authority to sell, assign, transfer, and deliver the Assets hereunder free of any liens or other encumbrances (except securities that are subject to “securities loans,” as referred to in section 851(b)(2), or that are restricted as to resale by their terms); and

on delivery and payment for the Assets, the New Trust, on the New Fund’s behalf, will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including restrictions that might arise under the Securities Act of 1933, as amended (“1933 Act”) (except securities that are restricted as to resale by their terms);

(e) The Old Trust, with respect to the Existing Fund, is not currently engaged in, and its execution, delivery, and performance of this Agreement and consummation of the Reorganization will not result in, (1) a conflict with or material violation of any provision of federal securities laws (including the 1940 Act), Ohio law, the Old Trust Declaration or the Old Trust’s By-Laws, or any agreement, indenture, instrument, contract, lease, or other undertaking (each, an “Undertaking”) to which the Old Trust, on the Existing Fund’s behalf, is a party or by which it is bound or (2) the acceleration of any obligation, or the imposition of any penalty, under any Undertaking, judgment, or decree to which the Old Trust, on the Existing Fund’s behalf, is a party or by which it is bound;

(f) At or before the Effective Time, either (1) all material contracts and other commitments of the Existing Fund (other than this Agreement and certain investment contracts, including options, futures, forward contracts, and swap agreements) will terminate, or (2) provision for discharge and/or New Fund’s assumption of any Liabilities of the Existing Fund thereunder will be made, without either Fund’s incurring any penalty with respect thereto and without diminishing or releasing any rights the Old Trust may have had with respect to actions taken or omitted or to be taken by any other party thereto before the Closing;

(g) No litigation, administrative proceeding, action, or investigation of or before any court, governmental body, or arbitrator is presently pending or, to the Old Trust’s knowledge, threatened against the Old Trust involving the Existing Fund or any of its properties or assets attributable or allocable to the Existing Fund, that, if adversely determined, would materially and adversely affect the Existing Fund’s financial condition or the conduct of its business; and the Old Trust, on the Existing Fund’s behalf, knows of no facts that might form the basis for the institution of any such litigation, proceeding, action, or investigation and is not a party to or subject to the provisions of any order, decree, judgment, or award of any court, governmental body, or arbitrator that materially and adversely affects the Existing Fund’s business or the Old Trust’s ability to consummate the transactions contemplated hereby;

(h) The Existing Fund’s Statement of Assets and Liabilities, Schedule of Investments, Statement of Operations, and Statement of Changes in Net Assets (each, a “Statement”) at and for the fiscal year (in the case of the last Statement, for the two fiscal years) ended October 31, 2012, have been audited by Cohen Fund Audit Services, Ltd., an independent registered public accounting firm, and are in accordance with generally accepted accounting principles consistently applied in the United States (“GAAP”); and those Statements (copies of which the Old Trust has furnished to the New Trust), present fairly, in all material respects, the Existing Fund’s financial condition at their respective dates in accordance with GAAP and the results of its operations and changes in its net assets for the periods then ended, and there are no known contingent liabilities of the Existing Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP at either such date that are not disclosed therein;

(i) Since October 31, 2012, there has not been any material adverse change in the Existing Fund’s financial condition, assets, liabilities, or business, other than changes occurring in the ordinary course of business, or any incurrence by the Existing Fund of indebtedness maturing more than one year from the date that indebtedness was incurred (except indebtedness incurred in connection with certain investment contracts, including options, futures, forward contracts, and swap agreements); for purposes of this subparagraph, a decline in NAV per Existing Fund Share due to declines in market values of securities the Existing Fund holds, the discharge of the Existing Fund Liabilities, or the redemption of the Existing Fund Shares by its shareholders shall not constitute a material adverse change;

(j) All federal and other tax returns, dividend reporting forms, and other tax-related reports (collectively, “Returns”) of the Existing Fund required by law to have been filed by the Effective Time (including any properly and timely filed extensions of time to file) shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on those Returns shall have been paid or provision shall have been made for the payment thereof; to the best of the Old Trust’s knowledge, no such Return is currently under audit and no assessment has been asserted with respect to those Returns; and the Existing Fund is in compliance in all material respects with all applicable Regulations pertaining to the reporting of dividends and other distributions on and redemptions of its shares and to withholding in respect thereof and is not liable for any material penalties that could be imposed thereunder;

(k) The Existing Fund is not classified as a partnership, and instead is classified as an association that is taxable as a corporation, for federal tax purposes and either has elected the latter classification by filing Form 8832 with the Internal Revenue Service (“Service”) or is a “publicly traded partnership” (as defined in section 7704(b)) that is treated as a corporation; the Existing Fund is a “fund” (as defined in section 851(g)(2), eligible for treatment under section 851(g)(1)); for each taxable year of its operation (including its current taxable year), the Existing Fund has met (and for that year will meet) the requirements of Part I of Subchapter M of Chapter 1 of Subtitle A of the Code (“Subchapter M”) for qualification as a regulated investment company (“RIC”) and has been (and for that year will be) eligible to and has computed (and for that year will compute) its federal income tax under section 852; the Existing Fund has not at any time since its inception been liable for, and is not now liable for, any material income or excise tax pursuant to sections 852 or 4982; and the Existing Fund has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M did not apply to it;

(l) All issued and outstanding Existing Fund Shares are, and at the Effective Time will be, duly and validly issued and outstanding, fully paid, and non-assessable by the Old Trust and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws; all issued and outstanding Existing Fund Shares will, at the Effective Time, be held by the persons and in the amounts set forth on the Existing Fund’s shareholder records, as provided in paragraph 2.3; and the Existing Fund does not have outstanding any options, warrants, or other rights to subscribe for or purchase any the Existing Fund Shares, nor are there outstanding any securities convertible into any the Existing Fund Shares;

(m) The Existing Fund’s current prospectus and statement of additional information, as subsequently supplemented, (1) conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and (2) as supplemented by any supplement thereto dated prior to or at the Effective Time do not contain, any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

(n) The information to be furnished by the Old Trust for use in no-action letters, applications for orders, the Registration Statement (as defined in paragraph 3.3(a)), proxy materials, and other documents filed or to be filed with any federal, state, or local regulatory authority (including the Financial Industry Regulatory Authority, Inc. (“FINRA”)) that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with federal securities laws and other laws and regulations; and such information furnished by the Old Trust shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, on the effective date of the Registration Statement, at the Effective Time, and at the time of the Shareholders Meeting (as defined in paragraph 4.1);

(o) The Old Trust Declaration permits the Old Trust to vary its shareholders’ investment; the Old Trust does not have a fixed pool of assets; and the series thereof (including the Existing Fund) is a managed portfolio of securities, and the Existing Fund’s investment adviser has the authority to buy and sell securities for it;

(p) The New Fund Shares to be delivered hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms hereof.

3.2 The New Trust, on each New Fund’s behalf, represents and warrants to the Old Trust, on each Existing Fund’s behalf, as follows:

(a) The New Trust (1) is a Statutory Trust that is duly created, validly existing, and in good standing under the laws of Delaware, and its Agreement and Declaration of Trust dated June 13, 2008 (“New Trust Declaration”) is on file with the Secretary of State of Delaware, (2) is duly registered under the 1940 Act as an open-end management investment company, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect, and (3) has the power to own all its properties and assets and to carry on its business as described in its current registration statement on Form N-1A.

(b) At the Effective Time, the New Fund will be a duly established and designated series of the New Trust; the New Fund has not commenced operations and will not do so until after the Closing; and, immediately before the Closing, the New Fund will be a shell series of the New Trust, without assets (except the amount paid for the Initial Shares if they have not already been redeemed by that time) or Liabilities, created for the purpose of acquiring the Assets, assuming the Liabilities, and continuing the Existing Fund’s business;

(c) The execution, delivery, and performance of this Agreement have been duly authorized at the date hereof by all necessary action on the part of the New Trust’s Board; and this Agreement constitutes a valid and legally binding obligation of the New Trust, with respect to the New Fund, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, fraudulent transfer, reorganization, receivership, moratorium, and other laws affecting the rights and remedies of creditors generally and general principles of equity;

(d) Before the Closing, there will be no (1) issued and outstanding New Fund Shares, (2) options, warrants, or other rights to subscribe for or purchase any New Fund Shares, (3) securities convertible into any New Fund Shares, or (4) any other securities issued by New Fund, except the Initial Shares;

(e) No consideration other than New Fund Shares (and New Fund’s assumption of the Liabilities) will be issued in exchange for the Assets in the Reorganization;

(f) The New Trust, with respect to New Fund, is not currently engaged in, and its execution, delivery, and performance of this Agreement and consummation of the Reorganization will not result in, (1) a conflict with or material violation of any provision of federal securities laws (including the 1940 Act), Delaware law, the New Trust Declaration or the New Trust’s By Laws, or any Undertaking to which the New Trust, on the New Fund’s behalf, is a party or by which it is bound or (2) the acceleration of any obligation, or the imposition of any penalty, under any Undertaking, judgment, or decree to which the New Trust, on New Fund’s behalf, is a party or by which it is bound;

(g) No litigation, administrative proceeding, action, or investigation of or before any court, governmental body, or arbitrator is presently pending or, to the New Trust’s knowledge, threatened against the New Trust, with respect to the New Fund or any of its properties or assets attributable or allocable to the New Fund, that, if adversely determined, would materially and adversely affect the New Fund’s financial condition or the conduct of its business; and the New Trust, on the New Fund’s behalf, knows of no facts that might form the basis for the institution of any such litigation, proceeding, action, or investigation and is not a party to or subject to the provisions of any order, decree, judgment, or award of any court, governmental body, or arbitrator that materially and adversely affects the New Fund’s business or the New Trust’s ability to consummate the transactions contemplated hereby;

(h) The New Fund is not (and will not be) classified as a partnership, and instead is (and will be) classified as an association that is taxable as a corporation, for federal tax purposes and either has elected (or will timely elect) the latter classification by filing Form 8832 with the Service or is (and will be) a “publicly traded partnership” (as defined in section 7704(b)) that is treated as a corporation; the New Fund has not filed any income tax return and will file its first federal income tax return after the completion of its first taxable year after the Effective Time as a RIC on Form 1120-RIC; the New Fund will be a “fund” (as defined in section 851(g)(2), eligible for treatment under section 851(g)(1)) and has not taken and will not take any steps inconsistent with its qualification as such or its qualification and eligibility for treatment as a RIC under sections 851 and 852; assuming that the Existing Fund will meet the requirements of Subchapter M for qualification as a RIC for its taxable year in which the Reorganization occurs, the New Fund will meet those requirements, and will be eligible to and will compute its federal income tax under section 852, for its taxable year in which the Reorganization occurs, and has met such requirements since its formation; and the New Fund intends to continue to meet all those requirements, and to be eligible to and to so compute its federal income tax, for the next taxable year;

(i) The New Fund Shares to be issued and delivered to the Existing Fund, for the Shareholders’ accounts, pursuant to the terms hereof, (1) will at the Effective Time, have been duly authorized and duly registered under the federal securities laws, and appropriate notices respecting them will have been duly filed under applicable state securities laws, and (2) when so issued and delivered, will be duly and validly issued and outstanding New Fund Shares and will be fully paid and non-assessable by the New Trust;

(j) The information to be furnished by the New Trust for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents filed or to be filed with any federal, state, or local regulatory authority (including FINRA) that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with federal securities laws and other laws and regulations; and the Registration Statement (other than written information provided by the Old Trust for inclusion therein) will, on its effective date, at the Effective Time, and at the time of the Shareholders Meeting, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and

(k) The New Trust Declaration permits the New Trust to vary its shareholders’ investment; the New Trust does not have a fixed pool of assets; and the series thereof (including the New Fund after it commences operations) is (or will be) a managed portfolio of securities, and the New Fund’s investment adviser will have the authority to buy and sell securities for it.

3.3 Each Investment Company, on each of its Fund’s behalf, represents and warrants to the other Investment Company, on each of its Fund’s behalf, as follows:

(a) No governmental consents, approvals, authorizations, or filings are required under the 1933 Act, the Securities Exchange Act of 1934, as amended, the 1940 Act, or state securities laws, and no consents, approvals, authorizations, or orders of any court are required, for its execution or performance of this Agreement on its Fund’s behalf, except for (1) the Old Trust’s filing with the Commission of a proxy statement on Schedule 14A (“Proxy Statement”), (2) the New Trust’s filing with the Commission of a registration statement on Form N-1A relating to the New Fund Shares issuable hereunder, and any supplement or amendment thereto, including therein a prospectus (“Registration Statement”), and (3) consents, approvals, authorizations, and filings that have been made or received or may be required after the Effective Time;

(b) No expenses incurred by the Existing Fund or on its behalf, in connection with the Reorganization will be paid or assumed by the New Fund, HASI, or any other third party, unless those expenses are solely and directly related to the Reorganization (determined in accordance with the guidelines set forth in Rev. Rul. 73-54, 1973-1 C.B. 187) (“Reorganization Expenses”), and no cash or property other than the New Fund Shares will be transferred to the Existing Fund or any of its shareholders with the intention that it be used to pay any expenses (even Reorganization Expenses) thereof; and

(c) Immediately following consummation of the Reorganization, (1) the Shareholders will own all the New Fund Shares and will own those shares solely by reason of their ownership of the Existing Fund Shares immediately before the Reorganization and (2) the New Fund will hold the same assets — except for assets used to pay the Funds’ expenses incurred in connection with the Reorganization — and be subject to the same Liabilities that the Existing Fund held or was subject to immediately before the Reorganization; and those excepted assets, together with the amount of all redemptions and distributions (other than regular, normal dividends) the Existing Fund makes immediately preceding the Reorganization, will, in the aggregate, constitute less than 1% of its net assets.

4.	COVENANTS

4.1 The Old Trust covenants to call a meeting of each Existing Fund’s shareholders to consider and act on this Agreement and to take all other action necessary to seek approval of the transactions contemplated hereby (“Shareholders Meeting”).

4.2 The Old Trust covenants that it will assist the New Trust in obtaining information the New Trust reasonably requests concerning the beneficial ownership of Existing Fund Shares, subject to confidentiality agreements between the parties.

4.3 The Old Trust covenants that it will turn over its books and records pertaining to the Existing Funds (including all books and records required to be maintained under the 1940 Act and the rules and regulations thereunder) to the New Trust at the Closing, upon full payment of Reorganization Expenses.

4.4 Each Investment Company covenants to cooperate with the other in preparing the Proxy Statement and the Registration Statement in compliance with applicable federal and state securities laws.

4.5 Each Investment Company covenants that it will, from time to time, as and when requested by the other, execute and deliver or cause to be executed and delivered all assignments and other instruments, and will take or cause to be taken any further action(s), the other Investment Company deems necessary or desirable in order to vest in, and confirm to, (a) the New Trust, on each New Fund’s behalf, title to and possession of all the Assets, and (b) the Old Trust, on each Existing Fund’s behalf, title to and possession of the New Fund Shares to be delivered hereunder, and otherwise to carry out the intent and purpose hereof.

4.6 The New Trust covenants to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act, and applicable state securities laws it deems appropriate to commence and continue each New Fund’s operations after the Effective Time.

4.7 Subject to this Agreement, each Investment Company covenants to take or cause to be taken all actions, and to do or cause to be done all things, reasonably necessary, proper, or advisable to consummate and effectuate the transactions contemplated hereby.

5.	CONDITIONS PRECEDENT

Each Investment Company’s obligations hereunder shall be subject to (a) performance by the other Investment Company of all its obligations to be performed hereunder at or before the Closing, (b) all representations and warranties of the other Investment Company contained herein being true and correct in all material respects at the date hereof and, except as they may be affected by the transactions contemplated hereby, at the Effective Time, with the same force and effect as if made at that time, and (c) the following further conditions that, at or before that time:

5.1 All representations, covenants, and warranties of each New Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of that Closing Date. Each New Fund shall have delivered to the corresponding Existing Fund a certificate executed in the New Fund’s name by the New Trust’s President or Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to the Existing Fund and dated as of the Closing Date, to such effect and as to such other matters as the Existing Fund shall reasonably request.

5.2 All representations, covenants, and warranties of each Existing Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of such Closing Date. Each Existing Fund shall have delivered to the corresponding New Fund on such Closing Date a certificate executed in the Existing Fund’s name by the Old Trust’s President or Vice President and the Treasurer or Assistant Treasurer, in form and substance satisfactory to the New Fund and dated as of such Closing Date, to such effect and as to such other matters as the New Fund shall reasonably request.

5.3 This Agreement and the transactions contemplated hereby shall have been duly adopted and approved by both Boards and by each Existing Fund’s shareholders at the Shareholders Meeting;

5.4 All necessary filings shall have been made with the Commission and state securities authorities, and no order or directive shall have been received that any other or further action is required to permit the Investment Companies to carry out the transactions contemplated hereby. The Registration

Statement shall have become effective under the 1933 Act, no stop orders suspending the effectiveness thereof shall have been issued, and, to the Investment Company’s best knowledge, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened, or contemplated under the 1933 Act or the 1940 Act. The Commission shall not have issued an unfavorable report with respect to the Reorganization under section 25(b) of the 1940 Act nor instituted any proceedings seeking to enjoin consummation of the transactions contemplated hereby under section 25(c) of the 1940 Act. All consents, orders, and permits of federal, state, and local regulatory authorities (including the Commission and state securities authorities) either Investment Company deems necessary to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain same would not involve a risk of a material adverse effect on any Fund’s assets or properties;

5.5 At the Effective Time, no action, suit, or other proceeding shall be pending (or, to either Investment Company’s best knowledge, threatened to be commenced) before any court, governmental agency, or arbitrator in which it is sought to enjoin the performance of, restrain, prohibit, affect the enforceability of, or obtain damages or other relief in connection with, the transactions contemplated hereby;

5.6 The Investment Companies shall have received an opinion of Thompson Coburn LLP (“Counsel”) as to the federal income tax consequences mentioned below (“Tax Opinion”). (The receipt of such an opinion is a non-waivable condition to closing.) In rendering the Tax Opinion, Counsel may rely as to factual matters, exclusively and without independent verification, on the representations and warranties made in this Agreement, which Counsel may treat as representations and warranties made to it (that, notwithstanding paragraph 7, shall survive the Closing), and in separate letters, if Counsel requests, addressed to it and any certificates delivered pursuant to paragraph 2.5(b). The Tax Opinion shall be substantially to the effect that — based on the facts and assumptions stated therein and conditioned on those representations and warranties’ being true and complete at the Effective Time and consummation of the Reorganization in accordance with this Agreement (without the waiver or modification of any terms or conditions hereof and without taking into account any amendment hereof that Counsel has not approved) — for federal income tax purposes:

(a) Each New Fund’s acquisition of the Assets in exchange solely for the New Fund Shares and its assumption of the Liabilities, followed by the corresponding Existing Fund’s distribution of those shares pro rata to the Shareholders actually or constructively in exchange for their Existing Fund Shares, will qualify as a “reorganization” (as defined in section 368(a)(1)), and the Fund will be “a party to a reorganization” (within the meaning of section 368(b));

(b) Each Existing Fund will recognize no gain or loss on the transfer of the Assets to the corresponding New Fund in exchange solely for the New Fund Shares and the New Fund’s assumption of the Liabilities or on the subsequent distribution of those shares to the Shareholders in exchange for their Existing Fund Shares;

(c) Each New Fund will recognize no gain or loss on its receipt of the Assets in exchange solely for New Fund Shares and its assumption of the Liabilities;

(d) Each New Fund’s tax basis in each Asset will be the same as the corresponding Existing Fund’s tax basis therein immediately before the Reorganization, and the New Fund’s holding period for each Asset will include the Existing Fund’s holding period therefor (except where the New Fund’s investment activities have the effect of reducing or eliminating an Asset’s holding period);

(e) A Shareholder will recognize no gain or loss on the exchange of all its Existing Fund Shares solely for the New Fund Shares pursuant to the Reorganization;

(f) A Shareholder’s aggregate tax basis in the New Fund Shares it receives in the Reorganization will be the same as the aggregate tax basis in its Existing Fund Shares it actually or constructively surrenders in exchange for those New Fund Shares, and its holding period for those New Fund Shares will include, in each instance, its holding period for those Existing Fund Shares, provided the Shareholder holds them as capital assets at the Effective Time; and

(g) Each New Fund will succeed to and take into account the items of the corresponding Existing Fund described in section 381(c), including the earnings and profits, or deficit in earnings and profits, of the corresponding Existing Fund as of the date of the Reorganization. Each Existing Fund will take these items into account subject to the conditions and limitations specified in sections 381, 382, 383 and 384 and the applicable Treasury Regulations thereunder. Pursuant to Treasury Regulations section 1.381(b)-1(a), the taxable year of each Existing Fund will end on the Effective Time.

Notwithstanding subparagraphs (b) and (d), the Tax Opinion may state that no opinion is expressed as to the effect of the Reorganization on a Fund, or any Shareholder, with respect to any Asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting;

5.7 Before the Closing, with respect to each New Fund, the New Trust’s Board shall have authorized the issuance of, and the New Trust shall have issued, one New Fund Share (“Initial Share”) to HSAI or an affiliate thereof, in consideration of the payment of $10.00 each (or other amount that Board determines), to vote on the investment management contract and other agreements and plans referred to in paragraph 5.6 and to take whatever action it may be required to take as the New Fund’s sole shareholder;

5.8 The New Trust, on each New Fund’s behalf, shall have entered into, or adopted, as appropriate, an investment management contract and other agreements and plans necessary for the New Fund’s operation as a series of an open-end management investment company. Each such contract, plan, and agreement shall have been approved by the New Trust’s Board and, to the extent required by law (as interpreted by Commission staff positions), by its trustees who are Non-Interested Persons thereof and by HASI or its affiliate as the New Fund’s sole shareholder; and

5.9 At any time before the Closing, either Investment Company may waive any of the foregoing conditions (except those set forth in paragraphs 5.1, 5.4 and 5.6) if, in the judgment of its Board, such waiver will not have a material adverse effect on its Fund’s shareholders’ interests.

6.	EXPENSES

Subject to complying with Section 3.3(b), all Reorganization Costs with respect to each Existing Fund will be paid by HASI. The Reorganization Expenses include (1) costs associated with obtaining any necessary order of exemption from the 1940 Act, preparing and filing the Existing Funds’ prospectus supplements and the Registration Statement, and printing and distributing New Funds’ prospectus and the Existing Funds’ proxy materials, (2) legal and accounting fees, (3) transfer agent and custodian conversion costs, (4) transfer taxes for foreign securities, (5) proxy solicitation costs, and (6) expenses of holding the Shareholders Meeting (including any adjournments thereof), but exclude brokerage expenses. HASI shall remain liable for expenses in the event this Agreement is terminated pursuant to paragraph 8. Notwithstanding the foregoing, expenses shall be paid by the Fund directly incurring them if and to the extent that the payment thereof by another person would result in that Fund’s disqualification as a RIC or would prevent the Reorganization from qualifying as a tax-free reorganization.

7.	ENTIRE AGREEMENT; NO SURVIVAL

Neither Investment Company has made any representation, warranty, or covenant not set forth herein, and this Agreement constitutes the entire agreement between the Investment Companies. The representations, warranties, and covenants contained herein or in any document delivered pursuant hereto or in connection herewith shall not survive the Closing.

8.	TERMINATION

This Agreement may be terminated at any time at or before the Closing:

8.1 By either Investment Company (a) in the event of the other Investment Company’s material breach of any representation, warranty, or covenant contained herein to be performed at or before the Closing, (b) if a condition to its obligations has not been met and it reasonably appears that that condition will not or cannot be met, (c) if a governmental body issues an order, decree, or ruling having the effect of permanently enjoining, restraining, or otherwise prohibiting consummation of the Reorganization, or (d) if the Closing has not occurred on or before             , 2013, or such other date as to which the Investment Companies agree; or

8.2 By the Investment Companies’ mutual agreement.

In the event of termination under paragraphs 8.1(c) or (d), neither Investment Company (nor its trustees, officers, or shareholders) shall have any liability to the other Investment Company.

9.	AMENDMENTS

The Investment Companies may amend, modify, or supplement this Agreement at any time in any manner they mutually agree on in writing, notwithstanding an Existing Fund’s shareholders’ approval thereof; provided that, following that approval no such amendment, modification, or supplement shall have a material adverse effect on the Shareholders’ interests. No subsequent amendments, modifications, or supplements to this Agreement will alter the obligations of the parties with respect to paragraph 6 without their express agreement thereto.

10.	SEVERABILITY

Any term or provision hereof that is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of that invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions hereof or affecting the validity or enforceability of any of the terms and provisions hereof in any other jurisdiction.

11.	MISCELLANEOUS

11.1 This Agreement shall be governed by and construed in accordance with the internal laws of Delaware, without giving effect to principles of conflicts of laws; provided that, in the case of any conflict between those laws and the federal securities laws, the latter shall govern.

11.2 Nothing expressed or implied herein is intended or shall be construed to confer on or give any person, firm, trust, or corporation other than the New Trust, on each New Fund’s behalf, or the Old Trust, on each Existing Fund’s behalf, and their respective successors and assigns any rights or remedies under or by reason of this Agreement.

11.3 Notice is hereby given that this instrument is executed and delivered on behalf of each Investment Company’s trustees solely in their capacities as trustees, and not individually, and that each Investment Company’s obligations under this instrument are not binding on or enforceable against any of its trustees, officers, shareholders, or series other than its Funds but are only binding on and enforceable against its property attributable to and held for the benefit of its Funds (“Fund’s Property”) and not its property attributable to and held for the benefit of any other series thereof. Each Investment Company, in asserting any rights or claims under this Agreement on its or its Fund’s behalf, shall look only to the other Fund’s Property in settlement of those rights or claims and not to the property of any other series of the other Investment Company or to those trustees, officers, or shareholders.

11.4 This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more counterparts have been executed by the Investment Company and delivered to the other Investment Company. The headings contained herein are for reference purposes only and shall not affect in any way the meaning or interpretation hereof.

IN WITNESS WHEREOF, each party has caused this Agreement to be executed and delivered by its duly authorized officer as of the day and year first written above.

VALUED ADVISERS TRUST, on behalf

of each New Fund listed on Schedule A

By:
R. Jeffrey Young
President

UNIFIED SERIES TRUST, on behalf of each Existing Fund

listed on Schedule A

By:
John C. Swhear
Interim President

Solely for purposes of paragraph 6,

HUNTINGTON ASSET SERVICES, INC.

By:
Joseph L. Rezabeck
President

SCHEDULE A

Existing Fund	To be	New Fund
Unified Series Trust	Reorganized into	Valued Advisers Trust
Sound Mind Investing Fund	g	Sound Mind Investing Fund
Sound Mind Investing Balanced Fund	g	Sound Mind Investing Balanced Fund

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